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                VOLUNTARY EMPLOYEES' BENEFICIARY ASSOCIATION PLAN

                              FOR THE EMPLOYEES OF

                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.


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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

                   ARTICLE I - DEFINITIONS AND CONSTRUCTION                   2

1.1      DEFINITIONS                                                          2
1.2      GENDER AND NUMBER                                                    4
1.3      HEADINGS                                                             4
1.4      UNIFORMITY                                                           4

                           ARTICLE II - ADMINISTRATION

2.1      POWERS AND RESPONSIBILITIES OF THE EMPLOYER                          5
2.2      ASSIGNMENT AND DESIGNATION OF ADMINISTRATIVE
         AUTHORITY                                                            5
2.3      ALLOCATION AND DELEGATION OF RESPONSIBILITIES                        6
2.4      POWERS, DUTIES AND RESPONSIBILITIES                                  6
2.5      RECORDS AND REPORTS                                                  7
2.6      APPOINTMENT OF ADVISERS                                              7
2.7      INFORMATION FROM EMPLOYER                                            8
2.8      PAYMENT OF EXPENSES                                                  8
2.9      MAJORITY ACTIONS                                                     8
2.10     ACTION BY EMPLOYER                                                   8
2.11     NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY                   8
2.12     LEGAL ACTION                                                         9

                            ARTICLE III - ELIGIBILITY

3.1      CONDITIONS OF ELIGIBILITY                                           10
3.2      EFFECTIVE DATE OF PARTICIPATION                                     10
3.3      REQUIREMENTS OF HEALTH INSURANCE PORTABILITY
            AND ACCOUNTABILITY ACT OF 1996                                   11
3.4      DETERMINATION OF ELIGIBILITY                                        12
3.5      OMISSION OF A PARTICIPANT                                           12
3.6      INCLUSION OF INELIGIBLE PERSON                                      13
3.7      NONDISCRIMINATION REQUIREMENTS                                      13


                              ARTICLE IV - BENEFITS

4.1      SICK AND ACCIDENT BENEFITS                                          14
4.2      DESIGNATION OF BENEFICIARY                                          14


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                          ARTICLE V - CLAIMS PROCEDURE

5.1      FILING OF CLAIM                                                     15
5.2      DENIAL OF CLAIM                                                     15
5.3      REVIEW OF CLAIM DENIAL                                              15
5.4      DECISION UPON REVIEW OF CLAIM DENIAL                                15


                    ARTICLE VI - CONTRIBUTIONS AND VALUATION

6.1      EMPLOYER CONTRIBUTIONS                                              17
6.2      PARTICIPANT CONTRIBUTIONS                                           17
6.3      VALUATION OF THE TRUST FUND                                         17
6.4      METHOD OF VALUATION                                                 17


                       ARTICLE VII - CESSATION OF BENEFITS

7.1      BENEFITS FOR PARTICIPANTS                                           18
7.2      BENEFITS FOR DEPENDENTS                                             18
7.3      CONVERSION OF POLICIES                                              18
7.4      CONTINUATION OF COVERAGE                                            18


                     ARTICLE VIII - DISTRIBUTION OF BENEFITS

8.1      DISTRIBUTION OF BENEFITS                                            20
8.2      DISTRIBUTION FOR MINOR BENEFICIARY                                  20
8.3      LOCATION OF A PARTICIPANT OR BENEFICIARY UNKNOWN                    20


                     ARTICLE IX - AMENDMENTS AND TERMINATION

9.1      AMENDMENTS                                                          21
9.2      TERMINATION                                                         21


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            VOLUNTARY EMPLOYEES' BENEFICIARY ASSOCIATION PLAN FOR THE
              EMPLOYEES OF RESOURCE BANCSHARES MORTGAGE GROUP, INC.

         THIS AGREEMENT, made and entered into this day of December, 1998 by and between RESOURCE BANCSHARES MORTGAGE GROUP, INC. (herein referred to as the "Employer") and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, N.A.
(herein referred to as the "Trustee").

                              W I T N E S S E T H:

         WHEREAS, the Employer desires to recognize the contribution made to its successful operation by its employees and to reward such contribution by means of a Voluntary Employees' Beneficiary Association Plan for those employees who shall qualify and elect to participate hereunder; and

         WHEREAS, the Employer intends that this Plan (and the Trust attached hereto) shall constitute an employee welfare benefit plan under Title I, Section 3(1), of the Employee Retirement Income Security Act of 1974 (ERISA) and as such shall be subject to the requirements of Parts 1 and 4 of Subtitle B, Title I of ERISA; and

         WHEREAS, the Employer intends that this Plan (and the Trust attached hereto) shall constitute a Voluntary Employees' Beneficiary Association and as such shall be a tax exempt organization pursuant to Sections 501(a) and 501(c)(9) of The Internal Revenue Code of 1986, as amended (the "Code");

         NOW, THEREFORE, effective January 1, 1999 (hereinafter called the "Effective Date"), the Employer hereby establishes a Voluntary Employees' Beneficiary Association Plan and creates a separate trust (which plan and trust are hereinafter called the "Plan"), as a successor plan of the current health benefit program maintained by the Employer, for the exclusive benefit of the Participants and their Beneficiaries and the Trustee hereby accepts the Plan on the following terms;



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                                    ARTICLE I
                                   DEFINITIONS

1.1      DEFINITIONS

         Wherever used in the Plan, unless the content clearly indicates otherwise, the following terms shall have the following meanings:

         (a) "Act" means Parts 1 and 4 of Subtitle B, Title I, of the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

         (b) "Administrator" means the person or persons designated by the Employer pursuant to Section 2.2 to administer the Plan on behalf of the Employer.

         (c) "Agreement" or "Plan" means this instrument including all amendments hereto and any other documents (including the separate trust agreement) which are incorporated by reference and made a part hereof.

         (d) "Beneficiary" or "Beneficiaries" means any person or persons (or a trust) designated by a Participant in such form as the Administrator may prescribe to receive any benefit that may be payable hereunder if such person or persons survive the Participant.

         (e) "Benefit Schedules" means the Benefit Schedules or booklets issued by the Employer describing benefits provided by the Plan. The terms, conditions, limitations, and exclusions of said Benefit Schedules or Booklets are hereby incorporated by reference and made a part hereof, except insofar as the Benefit Schedules or Booklets are in conflict with this Agreement.

         (f) "Code" means the Internal Revenue Code of 1986, as amended.

         (g) "Contingent Beneficiary" means the person or persons (or a trust) duly designated by the Participant to receive any benefit from the Plan in the event the designated Beneficiary does not survive the Participant.

         (h) "Dependent" means the Participant's wife or husband and unmarried children within the prescribed age limits who are not employed by the Employer. The term "children" also includes step children, adopted children and any other children related by blood or marriage who are dependent upon the Participant and residing with the Participant in regular parent-child relationship. The prescribed age limit for eligible children is under nineteen years of age, and with respect to unmarried children who are attending school on a full-time basis, under twenty-five years of age. If both husband and wife are covered under the Plan as Employees, either the husband or wife, but not both, may elect the insurance with respect to children eligible under the definition above.

         (i) "Eligible Dependent" means any Dependent who has satisfied the provisions of Section 3.1.



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         (j) "Eligible Employee" means any Employee who has satisfied the provisions of Section 3.1

         (k) "Employee" means any person who is employed by the Employer.

         (l) "Employer" means RESOURCE BANCSHARES MORTGAGE GROUP, INC., its successors, and any other entity which is related to or affiliated with Resource Bancshares Mortgage Group, Inc. pursuant to Section 267, 414, 707 or 1563 of the Code.

         (m) "Fiduciary" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan, including, but not limited to, the Trustee, the Employer and the Administrator.

         (n) "Investment Manager" means any person, firm or corporation who is a registered investment adviser under the Investment Advisers Act of 1940, a bank or an insurance company, and (1) who has the power to manage, acquire, or dispose of Plan assets, or (2) who acknowledges in writing his fiduciary responsibility to the Plan.

         (o) "Participant" means any Eligible Employee who elects to participate in the Plan as provided in Section 3.2, and has not for any reason become ineligible to participate further in the Plan.

         (p) "Plan Year" means the Plan's accounting year of twelve (12) months commencing on January 1 of each year and ending the following December 31.

         (q) "Pre-existing Condition" means a physical or mental condition, regardless of the cause of the condition, for which medical advice, diagnosis, care or treatment was recommended or received within the six-month period prior to the Enrollment Date. Genetic information shall not be treated as a Pre-existing Condition in the absence of a diagnosis of the condition related to the genetic information. Pregnancy shall not be considered a Pre-existing Condition hereunder. A newborn child, a child placed for adoption or a newly-adopted child (under age 18) who begins Dependent Coverage hereunder within 30 days of birth, placement for adoption or adoption (or who has creditable coverage from birth, placement for adoption or adoption without a significant break in coverage) shall not be considered to have any Pre-existing Conditions.

         (r) "Trustee" means the person or persons named as Trustee herein or in any separate trust forming a part of this Plan, and his, their, or its successors.

         (s) "Trust Fund" means the assets of the Plan and Trust as the same shall exist from time to time.



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         1.2      GENDER AND NUMBER

         Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

         1.3      HEADINGS

         The headings and subheadings of this Agreement have been inserted for convenience or reference and are to be ignored in any construction of the provisions hereof.

         1.4      UNIFORMITY

         All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.



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                                   ARTICLE II
                                 ADMINISTRATION

         2.1      POWERS AND RESPONSIBILITIES OF THE EMPLOYER

         The Employer, by acting through its board of directors, shall be empowered to appoint and remove the Trustee and the Administrator from time to time as it deems necessary for the proper administration of the Plan to assure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of this Agreement, the Code, and the Act.

         The Employer shall establish a "funding policy and method", i.e., it shall determine whether the Plan has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. The Employer or its delegate shall communicate such needs and goals to the Trustee, who shall coordinate such plan needs with its investment policy. The communication of such a "funding policy and method" shall not, however, constitute a directive to the Trustee as to investment of the Trust Funds. Such "funding policy and method" shall be considered with the objectives of this Plan and with the requirements of Title I of the Act.

         The Employer may in its discretion appoint an Investment Manager to manage all or a designated portion of the assets of the Plan. In such event, the Trustee shall follow the directive of the Investment Manager in investing the assets of the Plan managed by the Investment Manager.

         The Employer shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

         The Employer may establish a special account whose assets will be separate and not commingled with the Employer's other assets (the "Separate Account"). The Employer shall designate a person to be charged with administering the Separate Account and shall notify the Administrator of such designation. In the event benefits are paid on behalf of retired Participants and their Dependents under the Plan, the Separate Account shall be the sole source of payment of benefits for retired Participants and their Dependents.

         2.2      ASSIGNMENT AND DESIGNATION OF ADMINISTRATIVE AUTHORITY

         The Employer shall appoint one or more Administrators. Any person, or group of persons, including, but not limited to, the directors, shareholders, officers, and Employees of the Employer, shall be eligible to serve as an Administrator. Any person so appointed shall signify his acceptance by filing written acceptance with the Employer. An Administrator may resign by delivering his written resignation to the Employer or be removed by the Employer by delivery of written notice of



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removal, to take effect at a date specified therein, or upon delivery to the
Administrator if no date is specified.

         The Employer, upon the resignation or removal of an Administrator, shall promptly designate in writing a successor to this position. If the Employer does not appoint an Administrator, the Senior Vice President of Human Resources of the Employer shall function as the Administrator.

         2.3      ALLOCATION AND DELEGATION OF RESPONSIBILITIES

         If more than one person is appointed as Administrator, the responsibilities of each Administrator may be specified by the Employer and accepted in writing by each Administrator. In the event that no such delegation is made by the Employer, the Administrators may allocate the responsibilities among themselves, in which event the Administrator shall notify the Employer and the Trustee in writing of such action and specify the responsibilities of each Administrator. The Trustee thereafter shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Employer or the Administrators file with the Trustee a written revocation of such designation.

         2.4      POWERS, DUTIES AND RESPONSIBILITIES

         The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power in its sole discretion to determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of this Agreement; provided however, that any interpretation or construction shall be done in a nondiscriminatory manner and shall be consistent with the intent that the Plan shall continue to be deemed a qualifying plan under the terms of Section 501(c)(9) of the Code as amended from time to time, and shall comply with the terms of the Act and all regulations issued pursuant thereto. The administrator shall have all powers necessary or appropriate to accomplish his duties under this Plan.

         The Administrator shall be charged with the duties of the general administration of the Plan, including, but not limited to, the following:

                  (a) to determine all questions relating to the eligibility of Employees to participate or continue to participate

                  (b) to compute, certify, and direct the Trustee or, if applicable, the person charged with administering the Separate Account (described in Section 2.1 of the Plan) with respect to the amount and kind of benefits to which any Participant shall be entitled hereunder;



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                  (c) to authorize and direct the Trustee or, if applicable, the person charged with administering, the Separate Account (described in Section 2.1 of the Plan) with respect to all nondiscretionary or otherwise directed disbursements for the Trust or, if applicable, the Separate Account;

                  (d) to maintain all necessary records for the administration of the Plan;

                  (e) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof;

                  (f) to determine the size and type of any insurance contract to be purchased from any insurer, and to designate the insurer from which such Contract shall be purchased;

                  (g) to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Trust Fund and to compute and certify to the Employer and the person charged with administering the Separate Account (described in Section 2.1) from time to time the sums of money necessary or desirable to be contributed to the Separate Account;

                  (h) to consult with the Employer and the Trustee regarding the short and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designed to accomplish specific objectives;

                  (i) to assist any Participant or Beneficiary regarding his rights, benefits, or elections available under the Plan; and

                  (j) to communicate to Employees, Participants and their Beneficiaries a summary plan description outlining the provisions of the Plan as required under Title I of the Act.

         2.5      RECORDS AND REPORTS

         The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law.

         2.6      APPOINTMENT OF ADVISORS

         The Administrator, or the Trustee with the consent of the Administrator, may appoint counsel, specialists and advisers, and other persons as the Administrator or the Trustee deems necessary or desirable in connection with the administration of this Plan.


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         2.7      INFORMATION FROM EMPLOYER

         To enable the Administrator to perform his functions, the Employer shall supply full and timely information to the Administrator on all matters relating to the retirement, death disability, or termination of employment, of all Participants and such other pertinent facts as the Administrator may require; and the Administrator shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Administrator may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

         2.8      PAYMENT OF EXPENSES

         All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, including, but not limited to, fees of accountants, counsel, and other specialists, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund. However, the Employer may reimburse the Trust for any administration expense incurred pursuant to the above. Any administration expense paid to the Trust as a reimbursement shall not be considered as an Employer contribution.

         2.9      MAJORITY ACTIONS

         Except where there has been an allocation and delegation of administrative authority pursuant to Section 2.3, if there shall be more than one Administrator, they shall act by a majority of their number, but may authorize one or more of them to sign all papers on their behalf.

         2.10     ACTION BY EMPLOYER

         Whenever the Employer under the terms of this Agreement is permitted or required to do or perform any act or matter or thing, it shall be done and performed by an officer duly authorized by its board of directors.

         2.11     NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY

         The "named Fiduciaries" of this Plan are (1) the Employer, (2) the Administrator, (3) the Trustee and (4) any Investment Manager appointed hereunder. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under this Agreement.

         In general, the Employer, acting through its board of directors, shall have the sole responsibility for making the contributions provided for under
Section 6.1; and shall have the sole authority to appoint and remove the Trustee, the Administrator and any Investment Manager which may be provided for under this Agreement; to formulate the Plan's "funding policy and method"; and to amend or terminate, in whole or in part, this Agreement.



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         The Administrator shall have the sole responsibility for the
Administration of this Agreement, which responsibility is specifically described in this Agreement.

         The Trustee shall have the sole responsibility of management of the assets held under the Trust, except those assets the management of which has been assigned to an Investment Manager, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in this Agreement.

         Each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under this Agreement, and is not required under this Agreement to inquire into the propriety of any such direction, information or action. It is intended under this Agreement that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Agreement. No named Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity.

         2.12     LEGAL ACTION

         In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee or the Administrator may be a party, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.


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                                   ARTICLE III
                                   ELIGIBILITY

         3.1      CONDITIONS OF ELIGIBILITY

         Any Employee who is a regular full time Employee of the Employer and who is regularly scheduled to work at least thirty (30) hours per week for the Employer and who is a participant of the class or classes of Employees eligible for coverage under the Benefit Schedules shall be eligible to participate in the Plan on the later of the effective date of the Plan or after the date the Employee completes 60 days of service with the Employer (or such other period contained in the applicable Benefit Schedules).

         An Employee is eligible for benefits with respect to Dependents on the date he becomes eligible for benefits with respect to himself if he has an eligible Dependent or Dependents, as defined above, on that date; otherwise on the date the Employee acquires an eligible Dependent or Dependents.

         3.2      EFFECTIVE DATE OF PARTICIPATION

         With regard to benefits inuring directly to the Employee, participation will commence on the date Employee becomes eligible as provided above if the Employee completed the necessary enrollment form prior to such date. Participation will commence on the date the Employee completes the necessary enrollment form, if the enrollment form is completed within one month of the date the Employee becomes eligible. Participation will commence on the first day of the succeeding Plan Year if the enrollment form is completed more than one moth after the date the Employee becomes eligible or during an open enrollment period.

         With regard to benefits inuring to Dependents, participation will commence on the following dates provided that the Eligible Employee has completed the necessary enrollment form electing coverage for all Eligible Dependents and provided the Employee is covered on the date the benefits with respect to Dependents are to become effective:

                  (a) the date the Employee becomes eligible for benefits with respect to a Dependent or Dependents if the enrollment form is received by the Employer on or prior to such date;

                  (b) the date of marriage, birth of child, or the Participant becomes responsible for a Dependent, if the Administrator is notified within 31 days of the applicable event;

                  (c) on the first day of the succeeding Plan Year, if the Administrator is notified after 31 days of the applicable date of marriage, birth of child, or the Participant becomes responsible for a Dependent;

                  (d) in the case of coverage pursuant to a qualified medical child support order, the date on which the Administrator determines the order is a qualified medical child support order or, if earlier, the date the Administrator determines that coverage should become effective pursuant to the qualified medical child support order.

         If the Employee's coverage is not in effect on the date the coverage with respect to a Dependent or Dependents would otherwise become effective, the Employee's coverage with respect to the Dependent or Dependents will become effective on the date the Employee's coverage becomes effective.

         The effective date of the Employee's coverage with respect to a Dependent who is confined in a hospital on the date such coverage would otherwise become effective will be deferred until the day following the date the Dependent is discharged from the hospital. This provision shall not apply to a newborn child who is hospitalized on the date the child become eligible as a Dependent provided the child is born while the Employee is insured with respect to Dependents.

         3.3 REQUIREMENTS OF HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT OF 1996.

         Special Enrollees. Notwithstanding the requirements of Section 3.2, the following special participation rules shall apply to Special Enrollees (as hereinafter described in items (a) and (b) below):

         (a) If an otherwise eligible Employee or Dependent declined coverage under the Plan at the time of initial eligibility, and stated in writing at that time that coverage was declined because of other health coverage but that other health coverage is subsequently lost, and that person makes application for coverage hereunder within 30 days of the loss of other health coverage, such individual shall be a Special Enrollee provided such person: (1) lost the alternative health coverage as a result of loss of eligibility for the coverage (including as a result of legal separation, divorce, death, termination of employment, or reduction in the number of hours of employment, but not including an increase in cost of the other coverage or reduction in benefits of the other coverage); (2) employer contributions toward such other coverage were terminated; or (3) if the eligible Employee or Dependent was covered under a COBRA continuation provision and the COBRA continuation period has been exhausted.

         (b) An otherwise eligible Employee who is not covered by the Plan, an otherwise eligible Employee and Dependent who are not covered by the Plan or a Participant's Dependent who is not otherwise covered by the Plan may apply for coverage under the Plan as a result of the acquisition of a new Dependent by the Employee or Participant through marriage, birth, adoption or placement for adoption and shall be a Special Enrollee provided such person is properly enrolled as a Participant or Dependent of the Participant within thirty (30) days of the acquisition of the new Dependent.

Participation Date of Special Enrollees. Coverage for a Special Enrollee who is a newborn child, a child placed for adoption or an adopted child shall begin as of the date of the birth, placement for adoption or adoption. Coverage for a Special Enrollee, other than for a newborn, a child placed for adoption or a newly adopted child, shall begin as of the first day of the calendar month following



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the enrollment request.

Pre-existing Conditions. The following rules shall apply to claims incurred with respect to pre-existing conditions:

         (a) Claims resulting from Pre-existing Conditions, as defined in the Plan, are excluded from coverage under the Plan for a period of twelve (12) months from the Enrollment Date of the Participant or Dependent where the Participant or Dependent enrolls for coverage under the Plan when first eligible. The Plan shall reduce the period of exclusion by those periods of prior Creditable Coverage which the covered person served under prior qualifying medical benefit programs when evidence of the prior Creditable Coverage is submitted and the Plan shall notify the covered person as to the date that the Pre-existing Condition exclusion period shall end.

         (b) For purposes of this Plan, the term "Creditable Coverage" includes only those coverages required to be included as such under Section 701 of the Act and shall exclude those coverages that are permitted to be excluded under
Section 701(c) of the Act.

         (c) If a claim for benefits under the Plan is denied or reduced by operation of this provision, the Employee or Dependent shall be entitled to appeal that decision and may provide additional evidence of prior Creditable Coverage pursuant to the normal procedure of the Plan for the appeal of any other coverage decision of the Plan.

Rules of Construction. In the event of a conflict between this section or any other provision of the Plan and Sections 701 through 733 of the Act or Sections 9801 through 9833 of the Code, Sections 701 through 733 of the Act and Sections 9801 through 9833 of the Code shall control and this section shall be deemed to contain the controlling provisions from Sections 701 through 733 of the Act and Sections 9801 through 9833 of the Code.

         3.4      DETERMINATION OF ELIGIBILITY

         The Administrator shall determine in its sole discretion the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made in accordance with this Agreement and the Act.

         3.5      OMISSION OF A PARTICIPANT

         If, in any Plan Year, any person who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by the Employer for the year has been made, the Employer shall make a subsequent contribution with respect to the omitted Participant in the amount which the said Employer would have contributed with respect to him had he not been omitted. Such contribution shall be made regardless of whether it is deductible in whole or in part in any taxable year, under applicable provisions of the Internal Revenue Code by such Employer.



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         3.6      INCLUSION OF INELIGIBLE PERSON

         If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall be used to provide Participants with the benefits set forth in the Plan.

         3.7      NONDISCRIMINATION REQUIREMENTS

         All other provisions of this Plan and the Benefit Schedules notwithstanding, each class of benefits provided hereunder must not be provided in a discriminatory manner in favor of highly compensated individuals as defined by Section 505(b)(5) of the Code.

                                   ARTICLE IV
                                    BENEFITS

         4.1      SICK AND ACCIDENT BENEFITS

         Participants: In the event of a Participant's illness or personal injury, such Participant shall be entitled to receive each Plan Year a sick and accident benefit equal to the amount provided in the Benefit Schedules.

         Dependents: In the event of an Eligible Dependent's illness or personal injury, such Eligible Dependent shall be entitled to receive each Plan Year a sick and accident benefit equal to the amount provided in the Benefit Schedules.

         4.2      DESIGNATION OF BENEFICIARY

         If death benefits are provided by this Plan, each Participant may designate in writing a Beneficiary of his own choosing, and may, in addition, name a Contingent Beneficiary. Such designation shall be made in a form satisfactory to the Administrator. Any participant may at any time revoke his designation of Beneficiary by filing written notice of such revocation or change with the Administrator. In the event of death of the designated Beneficiary prior to the death of the Participant, the Contingent Beneficiary shall be entitled to receive such benefit. In the event no Beneficiary or Contingent Beneficiary is surviving at the time any payment is to be made, then such payment shall be made to such Participant's spouse, if living, or if there is no spouse living, to the Participant's issue, per stirpes, or if neither the Participant's spouse nor any of his issue are living, then to such Participant's estate.

                                    ARTICLE V
                                CLAIMS PROCEDURE


         5.1      FILING OF CLAIM

         If the Benefit Schedule contains a procedure for filing for a claim for benefits provided under the Benefit Schedule, the Participant or Beneficiary shall submit or have submitted a claim in accordance with the procedure in the applicable Benefit Schedule.

         If the Benefit Schedule does not contain a procedure for filing for a claim for benefits provided under the Benefit Schedule, the Participant or his Beneficiary shall submit or have submitted a written notice of claim with 20 days after the date of loss, or as soon as possible, followed by a written proof of loss within 90 days after the date of loss, or as soon as possible, including an attached billing of the hospital, physician or other provider of services, to the Plan Administrator or to such other person designated by the Plan Administrator to handle such claims.

         5.2      DENIAL OF CLAIM

         If the Benefit Schedule contains a procedure for filing for a claim for benefits under the Benefit Schedule and a procedure addressing the denial of claims filed pursuant to such procedures, the procedure contained in the Benefit Schedule will apply to the denial of claims for benefits under the Benefit Schedule.

         If the Benefit Schedule does not contain a procedure for filing a claim for benefits provided under the Benefit Schedule or does not contain a procedure addressing the denial of claims filed pursuant to such procedures, the Administrator shall furnish the Participant or Beneficiary with written notice of the denial of any claim (in whole or part) within ninety (90) days of the date of the original claim was filed. The notice of denial shall provide (1) the reason for denial, (2) specific reference to pertinent Plan provisions on which the denial is based, (3) a description of any additional information needed to perfect the claim and an explanation of which such information is necessary, and
(4) an explanation of the Plan's claim procedure.

         5.3      REVIEW OF CLAIM DENIAL

         If the Benefit Schedule contains a procedure for reviewing the denial of a claim for benefits under the Benefit Schedule, the procedure contained in the Benefit Schedule will apply to the review of denial claims for benefits under the Benefit Schedule.

         If the Benefit Schedule does not contain a procedure for reviewing the denial of a claim for benefits under the Benefit Schedule, the Participant or Beneficiary shall have sixty (60) days from receipt of a denial notice in which to make written application for review by the Administrator. The Participant or Beneficiary may request that the review be in the nature of a hearing. The Participant or Beneficiary shall have the rights (1) to representation, (2) to review pertinent documents, and (3) to submit comments in writing. The Plan Administrator shall issue a decision on such review within sixty (60) days after receipt of an application for review as provided in Section 5.3, unless special circumstances, such as a review of the claim by a Peer Review Board, require an extension of time, in which case an additional sixty (60) days will be allowed.

                                   ARTICLE VI
                          CONTRIBUTIONS AND VALUATIONS

         6.1      EMPLOYER CONTRIBUTIONS

         The Employer shall pay to the Trustee from time to time such amounts in cash or property as the Employer shall determine to be necessary to provide the benefits for Participants and their Dependents under the Plan determined by the application of accepted actuarial methods and assumptions. In establishing the liabilities under the Plan and contributions thereto, the actuary will use methods and assumptions as will reasonably reflect the cost of the benefits The method of funding should be consistent with Plan objectives.

         6.2      PARTICIPANT CONTRIBUTIONS

         Each Participant shall pay to the Trustee such amounts as may be required under the Plan and in accordance with a uniform, non-discriminatory procedure established by the Employer.

         6.3      VALUATION OF THE TRUST FUND

         The Administrator shall direct the Trustee, as of each last day of the Plan Year, and at such other date or dates deemed necessary by the Administrator, herein called "valuation date", to determine the net worth of the assets comprising the Trust Fund as it exists on the valuation date prior to taking into consideration any contribution for that Plan Year. In determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value as of the valuation date and shall deduct all expenses for which the Trustee has not yet obtained reimbursement from the Employer or the Trust Fund

         6.4      METHOD OF VALUATION

         The Plan assets are to be valued on the basis of any reasonable method of valuation that takes into account fair market value pursuant to regulations prescribed by the Secretary of Treasury. In determining the fair market value of securities held in the Trust Fund which are listed on a registered stock exchange, the Administrator shall direct the Trustee to value the same at the prices they were last traded on such exchange preceding the close of business on the valuation date. If such securities were not traded on the valuation date, or if the exchange on which they are traded was not open for business on the valuation date then the securities shall be valued at the prices at which they were last traded prior to the valuation date. Any unlisted security held in the Trust Fund shall be valued at its bid price next preceding the close of business on the valuation date, which bid price shall be obtained from a registered broker or an investment banker. In determining the fair market value of assets other than securities for which trading or bid prices can be obtained, the Trustee may appraise such assets itself, or in its discretion, employ one or more appraisers for that purpose and rely on the values established by such appraiser or appraisers.

                                   ARTICLE VII
                              CESSATION OF BENEFITS


         7.1      BENEFITS FOR PARTICIPANTS

         A Participant shall cease to be eligible for benefits under the Plan upon the occurrence of the earliest of the following events:

         (a) the Participant no longer meets the eligibility requirements set forth in Section 3.1;

         (b) the Participant voluntarily elects to discontinue his Participation in the Plan;

         (c) insurance with respect to the Participant terminates pursuant to the terms of the Policy;

         (d) the date the Plan ceases or the date the Plan ceases for the class of Employees to which the Participant belongs;

         (e) the first Sunday following the date active employment with the Employer ceases, except as provided in the Benefit Schedules.

         7.2      BENEFITS FOR DEPENDENTS

         A Dependent shall cease to be eligible for benefits under the Plan as of the earlier of the date on which he loses his status as a Dependent or on the date benefits with respect to such dependent terminates under the terms of the Plan.

         7.3      CONVERSION OF POLICIES

         Any policies in effect pursuant to this Plan may contain a provision which shall permit, upon payment of an additional conversion premium, the conversion (without medical examination) of the policy to provide individual coverage upon termination of eligibility for coverage under this Plan.

         7.4      CONTINUATION OF COVERAGE

         If coverage has ended due to the occurrence of a qualifying event within the meaning of Section 603 of the Act, each Participant or qualified beneficiary is eligible for Continued Coverage.

         Continued Coverage is conditioned on timely election to the Administrator for such coverage and timely payment of continuation coverage premium. The Administrator shall mail the first payment date notice and any notice announcing a change in the continuation coverage premium to a Participant or qualified beneficiary. No other premium notices will be sent. Each Participant or qualified beneficiary is responsible for timely payment of premiums.

         (A) As soon as practical after receipt of the election, the Administrator shall send a premium notice for the continuation coverage premium for the first payment date. The notice shall notify the Participant or qualified beneficiary (1) of the continuation coverage premium due on the first payment date; (2) the monthly continuation coverage premium due on the first day of each succeeding month; (3) that no other premium notices will be sent; (4) that each participant is responsible for timely payment of premiums; and (5) that failure to make timely premium payments will result in termination of Continued Coverage.

         (B) In no event will the first continuation coverage premium be due prior to 45 days after the day on which the Participant or qualified beneficiary makes the initial election for continuation coverage. However, at the election of the former Employee or qualified beneficiary, continuation coverage premiums may be made prior to the first payment date.

         (C) All continuation coverage premiums which have accumulated between the time the Participant loses coverage and the first payment date plus the continuation coverage premium for the succeeding month must be paid on the first payment date.

         If a Participant ceases to be an Eligible Employee and fails to elect Continued Coverage within 60 days of his termination or reduction in hours, or if a Participant becomes ineligible to receive Continued Coverage by reason of a Disqualifying Event, participation in the Plan shall terminate. In the event of a conflict between this section and Sections 601 through 609 of the Act or
Section 4980B of the Code, Section 601 through 609 of the Act and Section 4980B of the Code shall control and this section shall be deemed to contain the controlling provisions from Sections 601 through 609 of the Act and Section 4980B of the Code.

                                  ARTICLE VIII
                            DISTRIBUTION OF BENEFITS

         8.1      DISTRIBUTION OF BENEFITS

         The Administrator in his sole discretion shall direct the Trustee or, if applicable, the person charged with administering the Separate Account (described in Section 2.1 of the Plan) to distribute to a Participant or his Beneficiaries any amount to which he is entitled under the Plan pursuant to the method of payment provided in the Benefit Schedules of, if no method of payment is provided in the Benefit Schedules, as determined by the Administrator.

         8.2      DISTRIBUTION FOR MINOR BENEFICIARY

         In the event a distribution is to be made to a minor, the Administrator may, in the Administrator's sole discretion, direct that such distribution be paid to the legal guardian, or if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains his residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian or parent of a minor Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

         8.3      LOCATION OF A PARTICIPANT OR BENEFICIARY UNKNOWN

         In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the expiration of five (5) years after it shall become payable, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall remain in the Trust, or, if applicable, the Separate Account (described in Section 2.1 of the Plan), to be used as part of the general Trust Fund or Separate Account.

                                    ARTICLE X
                           AMENDMENTS AND TERMINATION

         9.1      AMENDMENTS

         The Employer shall have the right at any time and from time to time amend, in whole or in part, any or all of the provisions of this Agreement. However, no such amendment shall authorize or permit any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit or the Participants or their Beneficiaries or estates; no such amendment shall cause or permit any portion of the Trust Fund to revert to or become the property of the Employer; and no such amendment which affects the rights, duties or responsibilities of the Trustee and Administrator may be made without the Trustee's and Administrator's written consent. Any such amendment shall become effective upon delivery of a duly executed instrument to the Trustee, provided that the Trustee shall in writing consent to the term of such amendment if the trust provisions contained herein are a part of this Agreement.

         9.2      TERMINATION

         The Employer shall have the right at any time to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. Upon such termination of the Plan, the Employer, by written notice to the Trustee and Administrator, may direct either:

         (a) complete distribution of the assets in the Trust Fund to the Participants or their Beneficiaries as soon as the Trustee deems it to be in the best interest of the Participants or their Beneficiaries, except however, such distribution shall only be made (1) pursuant to the terms of a collective bargaining agreement or (2) on the basis of objective and reasonable standards which do not result in unequal payment to similarly situated Participants or their Beneficiaries or in disproportionate payment to officers, shareholders, or highly compensated Employees of an Employer contributing to or otherwise funding this Plan; or

         (b) that any assets remaining in the Plan, after the satisfaction of all liabilities to existing Participants or their Beneficiaries, be applied to provide such Participants or their Beneficiaries with the benefits set forth in the Plan, provided, however, that such benefits shall not be provided in disproportionate amounts to officers, shareholders, or highly compensated Employees of the Employer.

         IN WITNESS WHEREOF, this Agreement has been executed the day and year first above written.

                                    EMPLOYER:

                                    RESOURCE BANCSHARES MORTGAGE
                                             GROUP, INC.



WITNESS:                            By: ______________________________________


------------------------------



                                    FIRST UNION NATIONAL BANK OF
                                             NORTH CAROLINA, N.A.



WITNESS:                            By: ______________________________________

------------------------------

               VOLUNTARY EMPLOYEES' BENEFICIARY ASSOCIATION TRUST

                              FOR THE EMPLOYEES OF

                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.

                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----
                                    ARTICLE I
                             TRUSTEE AND TRUST FUND

1.1      NAME OF TRUST                                                     2
1.2      TRUST FUND                                                        2
1.3      QUALIFIED TRUST                                                   2
                                   ARTICLE II
                                      PLAN

2.1      DELIVERY OF PLAN TO TRUSTEE                                       3
2.2      MEMBER'S RIGHTS                                                   3

                                   ARTICLE III
                                  ADMINISTRATOR

3.1      NOTIFICATION OF NAME OF ADMINISTRATOR                             4
3.2      PLAN ADMINISTRATOR DIRECTIONS                                     4

                                   ARTICLE IV
                                  CONTRIBUTIONS

4.1      RECEIPT OF CONTRIBUTION                                           5

                                    ARTICLE V
                                     TRUSTEE

5.1      BASIC RESPONSIBILITIES OF THE TRUSTEE                             6
5.2      INVESTMENT POWERS AND DUTIES OF THE TRUSTEE                       6
5.3      OTHER POWERS OF THE TRUSTEE                                       7
5.4      DUTIES OF THE TRUSTEE REGARDING PAYMENTS                         10
5.5      POST-RETIREMENT BENEFITS TO KEY EMPLOYEES                        10
5.6      TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES                    10
5.7      ANNUAL REPORT OF THE TRUSTEE                                     10
5.8      AUDIT                                                            11
5.9      RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE                   12

                                   ARTICLE VI
                       AMENDMENT, TERMINATION, AND MERGERS

6.1      AMENDMENT                                                        14
6.2      TERMINATION                                                      14
6.3      MERGER OR CONSOLIDATION                                          15

                                   ARTICLE VII
                                  MISCELLANEOUS
7.1      ALIENATION                                                       16
7.2      CONSTRUCTION OF AGREEMENT                                        16
7.3      GENDER AND NUMBER                                                16
7.4      LEGAL ACTION                                                     17
7.5      PROHIBITION AGAINST DIVERSION OF FUNDS                           17
7.6      BONDING                                                          17
7.7      EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE                       17
7.8      INSURER'S PROTECTIVE CLAUSE                                      17
7.9      RECEIPT AND RELEASE FOR PAYMENTS                                 18
7.10     HEADINGS                                                         18

               VOLUNTARY EMPLOYEES' BENEFICIARY ASSOCIATION TRUST
          FOR THE EMPLOYEES OF RESOURCE BANCSHARES MORTGAGE GROUP, INC.

         THIS AGREEMENT, made and entered into this day of December, 1998, by and between RESOURCE BANCSHARES MORTGAGE GROUP, INC. (herein referred to as the "Employer") and FIRST UNION NATIONAL BANK of NORTH CAROLINA, N.A. (herein referred to as the "Trustee").

                              W I T N E S S E T H :

         WHEREAS, the Employer has concurrently herewith adopted a 501(c)(9) plan known as the VOLUNTARY EMPLOYEES' BENEFICIARY ASSOCIATION PLAN FOR THE EMPLOYEES OF RESOURCE BANCSHARES MORTGAGE GROUP, INC. (herein referred to as the "Plan"); and

         WHEREAS, under the terms of the Plan, funds will from time to time be contributed to the Trust which funds as and when received by the Trustee, will constitute a trust fund to be held by said Trustee under the Plan for the benefit of the Members of their Beneficiaries; and

         WHEREAS, the Employer desires the Trustee to hold and administer such funds and the Trustee is willing to hold and administer such funds pursuant to the terms of this Agreement; and

         WHEREAS, the Employer intends that this Trust (and the Plan attached hereto) shall constitute an employee welfare benefit plan under Section 3(1) of the Employee Retirement Income Security Act of 1974 (ERISA) and as such shall be subject to the requirements of Parts 1 and 4 of Subtitle B, Title I of ERISA;

         NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants herein contained, the Employer and the Trustee do hereby covenant and agree as follows:

                                    ARTICLE I
                             TRUSTEE AND TRUST FUND

1.1      NAME OF TRUST

         This trust shall be entitled the "VOLUNTARY EMPLOYEES' BENEFICIARY ASSOCIATION TRUST FOR THE EMPLOYEES OF RESOURCE BANCSHARES MORTGAGE GROUP, INC." (hereinafter referred to as the "Trust"), and shall carry into effect the provisions of the Plan created prior to, or concurrently herewith and forming a part hereof. All of the definitions in such Plan are hereby incorporated herein by reference. The Trustee hereby agrees to act as Trustee of the Trust, and to take, hold, invest, administer and distribute in accordance with the following provisions, any and all contributions and assets paid or delivered to the Trustee pursuant to the Plan.

1.2      TRUST FUND

         All of the assets at any time held hereunder by the Trustee are hereinafter referred to collectively as the "Trust Fund". All right, title and interest in and to the assets of the Trust Fund shall be at all times, vested exclusively in the Trustee. The Trustee shall receive, take and hold any contributions paid to the Trustee in cash or in other property acceptable to the Trustee. All contributions so received together with the income therefrom and any other increment thereon shall be held, managed and administered by the Trustee pursuant to the terms of this Agreement without distinction between principal and income and without liability for the payment of interest thereon. The Trustee shall not be responsible for collection of any contributions to the Plan.

1.3      QUALIFIED TRUST

         The Trust is hereby designated as constituting a part of the Plan which is intended to continue to qualify and to be tax exempt under Section 501(c)(9) of the Code, as amended from time to time. Until advised otherwise, the Trustee may conclusively presume that this Trust is qualified under Section 501(c)(9) of the Code as amended from time to time, and that this Trust is exempt from federal income taxes.

                                   ARTICLE II
                                      PLAN

2.1      DELIVERY OF PLAN TO TRUSTEE

         The Employer shall deliver to the Trustee a copy of the Plan and of any amendments thereto for convenience of reference, but rights, powers, titles, duties, discretion and immunities of the Trustee shall be governed solely by this instrument without reference to the Plan.

2.2      MEMBER'S RIGHTS

         This Plan shall not be deemed to constitute a contract between the Employer and any Member or to be a consideration or an inducement for the employment of any Member or Employee. Nothing contained in this Plan shall be deemed to give any Member or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Member of Employee at any time regardless of the effect which such discharge shall have upon him as a Member of this Plan.

                                   ARTICLE III
                                  ADMINISTRATOR

3.1      NOTIFICATION OF NAME OF ADMINISTRATOR

         The Plan provides for the appointment of an Administrator or Administrators (herein referred to as the "Administrator"), to administer the Plan. The Employer shall notify the Trustee in writing of the name of the Administrator, and of any change in the identity of such Administrator. Until notified of the change, the Trustee shall be fully protected in acting upon the assumption that the identity of the Administrator has not been changed.

3.2      PLAN ADMINISTRATOR DIRECTIONS

         The Administrator shall have sole responsibility for determining the existence, non-existence, nature and amount of the rights and interests of all persons in the Trust Fund. All directions by the Administrator to the Trustee shall be in writing signed by such Administrator. The Employer shall furnish to the Trustee a specimen signature of the Administrator or Administrators at the time he or they are appointed.

                                   ARTICLE IV
                                  CONTRIBUTIONS

4.1      RECEIPT OF CONTRIBUTIONS

         The Trustee shall receive all contributions paid in cash or other property and all contributions so received together with the income therefrom and any increment thereon shall be held, managed and administered by the Trustee pursuant to this Agreement without distinction between principal and income. The Trustee shall have no duty to require any contributions to be made to the Trust by the Employer or to determine that the amounts received comply with the Plan, or to determine that the Trust Fund is adequate to provide the benefits payable pursuant to the Plan.

                                    ARTICLE V
                                     TRUSTEE

5.1      BASIC RESPONSIBILITIES OF THE TRUSTEE

         The Trustee shall have the following categories of responsibilities:

         (a) Consistent with the "funding policy and method" determined by the Employer to invest, manage, and control the Plan assets subject, however, to the direction of an Investment Manager if the Employer should appoint such manager as to all or a portion of the assets of the Plan in accordance with the provisions of the Plan;

         (b) At the direction of the Administrator, to pay benefits required under the Plan to be paid to Members or, in the event of their death, if applicable, to their Beneficiaries;

         (c) To maintain records of receipts and disbursements and furnish to the Employer and/or Administrator for each Plan Year a written annual report per
Section 5.7.

         If there shall be more than one Trustee, they shall act by a majority of their number, but may authorize one or more of them to sign papers on their behalf.

5.2      INVESTMENT POWERS AND DUTIES OF THE TRUSTEE

         (a) The Trustee shall invest and reinvest the Trust Fund to keep the Trust Fund invested without distinction between principal and income and in such securities or property, real or personal, wherever situated, as the Trustee shall deem advisable, including, but not limited to, stocks, common or preferred, bonds and other evidences of indebtedness or ownership, and real estate or any interest therein. The Trustee shall at all times in making investments of the Trust Fund consider, among other factors, the short and long-term financial needs of the Plan on the basis of information furnished by the Employer. In making such investments, the Trustee shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments; however, the Trustee shall give due regard to any limitations imposed by the Code or the Act so that at all times this Plan may qualify as both an employee welfare benefit plan and a voluntary employees' beneficiary association.

         (b) The Trustee may, from time to time with the consent of the Employer, transfer to a common, collective, or pooled trust fund maintained by any corporate Trustee hereunder, all or such part of the Trust Fund as the Trustee may deem advisable, and such part or all of the Trust Fund so transferred shall be subject to all the terms and provisions of the common, collective, or pooled trust fund which contemplate the commingling for investment purposes of such Trust assets with trust assets of other trusts. The Trustee may, from time to time with the consent of the Employer, withdraw from such common, collective, or pooled trust fund all or such part of the Trust Fund as the Trustee may deem advisable.

         (c) If life insurance policies have been issued under the Plan, the Trustee, at the direction of the Administrator, shall apply for, own, and pay premiums on such life insurance policies.

5.3      OTHER POWERS OF THE TRUSTEE

         The Trustee, in addition to all powers and authorities under common law, statutory authority, including the Act, and other provisions of this Agreement, shall have the following powers and authorities, to be exercised in the Trustee's sole discretion:

         (a) To purchase, or subscribe for, any securities or their property and to retain the same. In conjunction with the purchase of securities, margin accounts may be opened and maintained;

         (b) To sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or their property held by the Trustee, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement;

         (c) To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property;

         (d) To cause any securities or other property to be registered in the Trustee's own name or in the name of one or more of the Trustee's nominees, and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

         (e) To borrow or raise money for the purposes of the Plan in such amount, and upon such terms and conditions, as the Trustee shall deem advisable; and for any sum so borrowed, to issue a promissory note as Trustee, and to secure the repayment thereof by pledging all, or any part, of the Trust Fund; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any borrowing;

         (f) To keep such portion of the Trust Fund in cash or cash balances as the Trustee may, from time to time, deem to be in the best interests of the Plan, without liability for interest thereon;

         (g) To accept and retain, for such time as it may deem advisable, any securities or other property received or acquired by it as Trustee hereunder, whether or not such securities or other property would normally be purchased as investments hereunder;

         (h) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted.

         (i) To settle, compromise, or submit to arbitration any claims, debts or damages due or owing to or from the Plan, to commence or defend suits or legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings;

         (j) To employ suitable agents and counsel and to pay their reasonable expenses and compensation, and such agent or counsel may or may not be agent or counsel for the Employer;

         (k) To do all such acts and exercise all such rights and privileges, although not specifically mentioned herein, as the Trustee may deem necessary to carry out the purposes of the Plan;

         (l) To apply for and procure from responsible insurance companies, to be selected by the Administrator, such endowment or other insurance contracts on the life of any Member or their Contracts as required to insure or protect the benefits under the Plan as the Administrator shall deem proper; to exercise, at any time or from time to time, whatever rights and privileges may be granted under such endowment or other insurance contracts; to collect, receive, and settle for the proceeds of all such endowment or other insurance contracts as and when entitled to do so under the provisions thereof;

         (m) To invest funds of the Trust in time deposits or savings accounts bearing a reasonable rate of interest in the Trustee's bank;

         (n) To invest in Treasury Bills and other forms of United States government obligations;

         (o) Except as hereinafter expressly authorized, the Trustee is prohibited from selling or purchasing stock options. The Trustee is expressly authorized to write and sell call options under which the holder of the option has the right to purchase shares of stock held by the Trustee as a part of the assets of this Trust, if such options are traded on and sold through a national securities exchange registered under the Securities Exchange Act of 1934, as amended, which exchange has been authorized to provide a market for option contracts pursuant to Rule 9B-1 promulgated under such Act, and so long as the Trustee at all times up to and including the time of exercise or expiration of any such option holds sufficient stock in the assets of this Trust to meet the obligations under such option of exercised. In addition, the Trustee is expressly authorized to purchase and acquire call options for the purchase of shares of stock covered by such options if the options are traded on and purchased through a national securities exchange as described in the immediately preceding sentence, and so long as any such option is purchased solely in a closing purchase transaction, meaning the purchase of exchange traded call option the effect of which is to reduce or eliminate the obligations of the Trustee with respect to a stock option contract or contracts which it has previously written and sold in a transaction authorized under the immediately preceding sentence.

         (p) To deposit monies in federally insured savings accounts or certificates of deposit in banks or savings and loan associations;

         (q) To pool all or any of the Trust Fund, from time to time, with assets belonging to any other qualified employee benefit trust or created by the Employer, and to commingle such assets and make joint or common investments and carry joint accounts on behalf of this Plan and such other trust or trusts, allocating undivided shares or interests in such investments or accounts or any pooled assets of the two or more trusts in accordance with their respective interests.

         (r) To acquire by lease, purchase or rent, property, real or personal, at public or private sale, with or without security, in such manner, at such time or times, for such purposes, for such prices and upon such terms, credits and conditions as the Trustee may deem advisable.

         (s) To retain such real or personal property for any period, whether or not the same be of the character permissible for investments by fiduciaries under any applicable law, and without regard to any effect the retention may have upon the diversification of the investments.

         (t) To sell, transfer, exchange, convert or otherwise dispose of, or grant options with respect to any property, real or personal, held in the trust fund, at public or private sale, with or without security, in such manner, at such time or times, for such purposes, for such prices and upon such terms, credits and conditions as the Trustee may deem advisable.

         (u) To possess, manage, insure against loss by fire or other casualties, develop, subdivide, control, partition, mortgage, lease (to Members or their Beneficiaries) or otherwise deal with any and all real property; to satisfy and discharge or extend the term of any mortgage thereon; to execute the necessary instruments and covenants to effectuate the foregoing powers, including the giving or granting of options in connection therewith; to make improvements, structural or otherwise, or abandon the same if deemed to be worthless or not of sufficient value to warrant keeping or protecting; to abstain from the payment of taxes, water rents, assessments, repairs, maintenance and upkeep of the same; to permit to be lost by tax sale or other proceeding or to convey the same for a nominal consideration or without consideration; to set up appropriate reserves out of income for repairs, modernization and upkeep of buildings, including reserves for depreciation and obsolescence, and to add such reserves to principal, and, if the income from the property itself should not suffice for such purposes, to advance out of the other income any sums needed therefor, and, to advance any income of the Trust for the amortization of any mortgage on property held in the Trust.


5.4      DUTIES OF THE TRUSTEE REGARDING PAYMENTS

         At the direction of the Administrator, the Trustee shall, from time to time, in accordance with the terms of the Plan, make payments out of the Trust Fund. The Trustee shall not be responsible in any way for the application of such payments.

5.5      POST-RETIREMENT BENEFITS TO KEY EMPLOYEES

         The Trustee shall establish separate accounts for each key employee (as defined in Section 416(i) of the Code) for any medical benefits or life insurance to be provided to such key employee after retirement. The key employee's post-retirement medical and life insurance benefits may only be paid from such separate account.

5.6      TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES

         The Trustee shall be paid such reasonable compensation as shall from time to time be agreed upon in writing by the Employer and the Trustee. An individual serving as Trustee who already receives full-time pay from the Employer shall not receive compensation from this Plan. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees incurred by it as Trustee. Such compensation and expenses shall be paid from the Trust Fund unless paid or advanced by the Employer. All taxes of any kind and all kinds whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the income thereof, shall be paid from the Trust Fund.

5.7      ANNUAL REPORT OF THE TRUSTEE

         Within ninety (90) days after the later of the Anniversary Date or receipt of the Employer's contribution for each Plan Year, the Trustee shall furnish to the Employer and Administrator a written statement of the account with respect to the Fiscal Year for which such contribution was made setting forth:


                  (1)      the net income, or loss, of the Trust Fund;

                  (2) the gains, or losses, realized by the Trust Fund upon sales or other disposition of the assets;

                  (3)      the increase, or decrease, in the value of the Trust
                           Fund;

                  (4)      all payments and distributions made from the Trust
                           Fund; and

                  (5) such further information as the Trustee and/or Administrator deems appropriate. The Employer, forthwith upon its receipt of each such statement of account, shall acknowledge receipt thereof in writing and advise the Trustee and/or Administrator of its approval or disapproval thereof. Failure by the Employer to disapprove any such statement of account within sixty (60) days after its receipt thereof shall be deemed an approval thereof.

                           The approval by the Employer of any statement of account shall be binding as to all matters embraced therein as between the Employer and the Trustee to the same extent as if the account of the Trustee had been settled by judgment or decree in an action for a judicial settlement of its account in a court of competent jurisdiction in which the Trustee, the Employer and all persons having or claiming an interest in the Plan were parties; provided, however, that nothing herein contained shall deprive the Trustee of its right to have its accounts judicially settled if the Trustee so desires.

5.8      AUDIT

         (a) If an audit of the Plan's records shall be required by the Act and the regulations thereunder for any Plan Year, the Administrator shall direct the Trustee to engage on behalf of all Participants an independent certified public accountant for that purpose. Such accountant shall, after an audit of the books and records of the Plan in accordance with generally accepted auditing standards, within a reasonable period after the close of the Plan Year, furnish to the Administrator and the Trustee a report of his audit setting forth his opinion as to whether each of the following statements, schedules, or lists, or any others that are required by Section 103 of the Act or the Secretary of Labor to be filed with the Plan's annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently:

                  (1)      statement of the assets and liabilities of the Plan;

                  (2) statement of changes in net assets available to the Plan;

                  (3) statement of receipts and disbursements, a schedule of all assets held for investment purposes, a schedule of all loans or fixed income obligations in default at the close of the Plan Year;

                  (4) a list of all leases in default or uncollectible during the Plan Year;

                  (5) the most recent annual statement of assets and liabilities of any bank common or collective trust fund in which Plan assets are invested or such information regarding separate accounts or trusts with a bank or insurance company as the Trustee, and

                  (6) a schedule of each transaction or series of transactions involving an amount in excess of three percent (3%) of Plan assets.

         All auditing and accounting fees shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund.

         (b) If some or all of the information necessary to enable the Administrator to comply with Section 103 of the Act is maintained by a bank, insurance company, or similar institution, regulated and supervised and subject to periodic examination by a state or federal agency, it shall transmit and certify the accuracy of that information to the Administrator as provided in Section 103(b) of the Act within one hundred twenty (120) days after the end of the Plan Year or such other date as may be prescribed under regulations of the Secretary of Labor.

5.9      RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE

         (a) The Trustee may resign at any time by delivering to the Employer, at least thirty (30) days before its effective date, a written notice of his resignation.

         (b) The board of directors of the Employer may remove the Trustee by mailing by registered or certified mail, addressed to such Trustee at his last known address, at least thirty (30) days before its effective date, a written notice of his removal and a copy, certified by the Secretary of the Employer, of the resolution adopted by such board of directors effecting his removal.

         (c) Upon the death, resignation, incapacity, or removal of any Trustee, a successor may be appointed by resolution of the board of directors of the Employer; and such successor, upon accepting such appointment in writing and delivering same to the Employer, shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with like respect as if he were originally named as Trustee herein. Until such a successor is appointed, the remaining Trustee or Trustees shall have full authority to act under the terms of this Agreement.

         (d) The board of directors may designate one or more successors prior to the death, resignation, incapacity, or removal of a Trustee. In the event a successor is so designated by the board of directors of the Employer and accepts such designation, the successor shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with the like effect as if he were originally named as Trustee herein immediately upon the death, resignation, incapacity, or removal of his predecessor.

         (e) Whenever any Trustee hereunder ceases to serve as such, he shall furnish to the Employer and Administrator a written statement of account with respect to the portion of the Fiscal Year during which he served as Trustee. This statement shall be either (i) included as part of the annual statement of account for the Fiscal Year required under Section 5.7 or (ii) set forth in a special statement. Any such special statement of account should be rendered to the Employer no later than the due date of the annual statement of account for the Fiscal Year. The procedures set forth in Section 5.7 for the approval by the Employer of annual statements of account shall apply to any special statement of account rendered hereunder and approval by the Employer of any such special statement in the manner provided in Section 5.7 shall have the same effect upon the statement as the Employer's approval of an annual statement of account. No successor to the Trustee shall have any duty or responsibility to investigate the acts or transactions of any predecessor who has rendered all statements of account required by Section 5.7 and this subparagraph.

                                   ARTICLE VI
                       AMENDMENT, TERMINATION AND MERGERS

6.1      AMENDMENT

         The Employer shall have the right at any time and from time to time to amend, in whole or in part, any or all of the provisions of this Agreement. However, no such amendment shall authorize or permit any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Members or their Beneficiaries or estates; no such amendment shall cause or permit any portion of the Trust Fund to revert to or become the property of the Employer; and no such amendment which affects the rights, duties or responsibilities of the Trustee and Administrator may be made without the Trustee's and Administrator's written consent. Any such amendment shall become effective upon delivery of a duly executed instrument to the Trustee, provided that the Trustee shall in writing consent to the terms of such amendment if the trust provisions contained herein are a part of this Agreement.

6.2      TERMINATION

         The Employer shall have the right at any time to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. Upon such termination of the Plan, the Employer, by written notice to the Trustee and Administrator, may direct either:

                  (a) complete distribution of the assets in the Trust Fund to the Members or their Beneficiaries as soon as the Trustee deems it to be in the best interests of the Members or their Beneficiaries, except however, such distribution shall only be made (1) pursuant to the terms of a collective bargaining agreement or (2) on the basis of objective and reasonable standards which do not result in unequal payments to similarly situated Members or their Beneficiaries or in disproportionate payments to officers, shareholders, or highly compensated Employees of an Employer contributing to or otherwise funding this Plan; or

                  (b) that any assets remaining in the Plan, after the satisfaction of all liabilities to existing Members or their Beneficiaries, be applied to provide such Members or their Beneficiaries with the benefits set forth in the Plan, provided, however, that such benefits shall not be provided in disproportionate amounts to officers, shareholders, or highly compensated Employees of the Employer.

6.3      MERGER OR CONSOLIDATION

         This Plan and Trust may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other Plan and Trust only if the benefits which would be received by a Member or his Beneficiary of this Plan, in the event of a termination of the Plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Member or his Beneficiary would have received if the Plan had terminated immediately before the transfer, merger or consolidation.

                                   ARTICLE VII
                                  MISCELLANEOUS

7.1      ALIENATION

         No benefit which shall be payable out of the Trust Fund to any person (including a Member or Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Trustee, except to such extent as may be required by law. Except, however, this provision shall not apply to the extent a Member or Beneficiary is indebted to the Plan, for any reason, under any provision of this Agreement and at the time a distribution is to be made or for his benefit, such proportion of the amount distributed as shall equal such indebtedness shall be paid by the Trustee to the Trustee or the Administrator, at the direction of the Administrator, to apply against or discharge such indebtedness. Prior to making a payment, however, the Member or Beneficiary must be given written notice by the Administrator that such indebtedness is to be deducted in whole or part from his benefits. If the Member or Beneficiary does not agree that the indebtedness is a valid claim against his benefits, he shall be entitled to a review of the validity of the claim by the Administrator.

         In the event a Member's benefits are garnished or attached by order of any court, the Administrator may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan. During the pendency of said action, any benefits that become payable shall be paid into the court as they become payable, to be distributed by the court to the recipient it deems proper at the close of said action.

7.2      CONSTRUCTION OF AGREEMENT

         This Plan shall be construed and enforced according to the Act and the laws of the State of South Carolina to the extent not preempted by the Act.

7.3      GENDER AND NUMBER

         Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.


7.4      LEGAL ACTION

         In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee or the Administrator may be a party, not arising out of any willful action of such Trustee or Administrator they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

7.5      PROHIBITION AGAINST DIVERSION OF FUNDS

         It shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any trust fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Members or their Beneficiaries.

7.6      BONDING

         Every Fiduciary, except a bank or an insurance company, unless exempted by the Act and regulations thereunder, shall be bonded in an amount not less than 10% of the amount of the funds such Fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the Fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in Section 412(a)(2) of the Act), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in this Agreement to the contrary, the cost of such bonds shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund or by the Employer.

7.7      EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE

         Neither the Employer nor the Trustee, nor their successors, shall be responsible for the validity of any contract of insurance issued hereunder or for the failure on the part of the insurer to make payments provided by any such contract, or for the action of any person which may delay payment or render a contract null and void or unenforceable in whole or in part.

7.8      INSURER'S PROTECTIVE CLAUSE

         Any insurer who shall issue contracts of insurance hereunder shall not have any responsibility for the validity of this Plan or for the tax or legal aspects of this Plan. The insurer shall be protected and held harmless in acting in accordance with any written direction of the Trustee, and shall have no duty to see to the application of any funds paid to the Trustee, nor be required to question any actions directed by the Trustee. Regardless of any provision of this Plan, the insurer shall not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any Contract which it issues hereunder, or the rules of the insurer.

7.9      RECEIPT AND RELEASE FOR PAYMENTS

         Any payment to any Member, his legal representative, Beneficiary, or to any guardian or committee appointed for such Member or Beneficiary in accordance with the provisions of this Agreement, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer, either of whom may require such Member, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Trustee or Employer.

7.10     HEADINGS

         The headings and subheadings of this Agreement have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

         IN WITNESS WHEREOF, this Agreement has been executed the day and year first above written.

                                            RESOURCE BANCSHARES MORTGAGE
                                                     GROUP, INC.


WITNESS:                                    By:_______________________________


-------------------------


                                            FIRST UNION NATIONAL BANK OF
                                                     NORTH CAROLINA, N.A.

                                            ----------------------------------



WITNESS:                                    By:________________________________


-------------------------